425 P-1 09/10

SUPPLEMENT DATED SEPTEMBER 1, 2010

TO THE PROSPECTUS DATED AUGUST 1, 2010

OF

TEMPLETON INCOME FUND

The Prospectus is amended as follows:

I. The portfolio management team under "Fund Summaries – Portfolio Managers" section on page 9 is revised as follows:

Portfolio Managers

LISA F. MYERS, J.D., CFA   Executive Vice President of Global Advisors and portfolio manager of the Fund since inception (2005).

CINDY L. SWEETING, CFA   President, Chairman and Director of Global Advisors and portfolio manager of the Fund since 2007.

JAMES HARPER, CFA   Portfolio Manager of Global Advisors and portfolio manager of the Fund since September 2010.

MICHAEL HASENSTAB PH.D.   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2005).

CHRISTOPHER J. MOLUMPHY, CFA   Executive Vice President and Director of Advisers and portfolio manager of the Fund since inception (2005).

II. The portfolio management team under "Fund Details - Management" section on page 24 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in global equity and global fixed-income markets. The team responsible for the global equity component of the Fund's portfolio is:

LISA F. MYERS, J.D., CFA   Executive Vice President of Global Advisors

Ms. Myers has been a lead portfolio manager of the Fund since inception. She has primary responsibility for the investments of the global equity component of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1996.

CINDY L. SWEETING, CFA   President, Chairman and Director of Global Advisors

Ms. Sweeting has been a portfolio manager of the Fund since 2007 and has secondary day-to-day portfolio management responsibilities including but not limited to, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global equity component of the Fund. She joined Franklin Templeton Investments in 1997.

JAMES HARPER, CFA   Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since September 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP. Previously, he was a research analyst at Citigroup and Credit Suisse First Boston.

The team responsible for the global fixed-income component of the Fund's portfolio is:

MICHAEL HASENSTAB PH.D.   Senior Vice President of Advisers

Dr. Hasenstab has been a lead portfolio manager of the Fund since inception. He has primary responsibility for the investments of the global fixed income component of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

CHRISTOPHER J. MOLUMPHY, CFA   Executive Vice President and Director of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since inception and participates in determining asset allocation and in other investment related activities. He joined Franklin Templeton Investments in 1988.

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